SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549


                                           FORM 8-K


                                        CURRENT REPORT


                              PURSUANT TO SECTION 13 OR 15(D) OF
                             THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported): May 23, 1997



                                       CSX CORPORATION
                    (Exact name of registrant as specified in its charter)


                                           Virginia
                              (State or other jurisdiction of
                                incorporation or organization)


                2-63273                                         62-1051971
              (Commission                                    (I.R.S. Employer
               File No.)                                    Identification No.)


                  One James Center, 901 East Cary Street, Richmond, VA 23219
                     (Address of principal executive offices) (Zip Code)


                     Registrant's telephone number, including area code:
                                        (804) 782-1400











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ITEM 5.        OTHER EVENTS

     On May 23, 1997, the joint tender offer (the "Joint Tender Offer") of CSX Corporation (the "Company") and Norfolk Southern Corporation ("NSC") expired. The Joint Tender Offer was made pursuant to an agreement between the Company and NSC dated as of April 8, 1997 (the "CSX/NSC Agreement"). It was effected through Green Acquisition Corp. ("Green", a subsidiary jointly owned by the Company and NSC) for the outstanding shares of Conrail Inc. ("Conrail") not already owned by Green, the Company and NSC. Most of such outstanding shares were acquired in the Joint Tender Offer. The Company's joint press release with NSC announcing the expiration of the Joint Tender Offer is included as Exhibit 99.1 hereto and is incorporated herein by reference.

     On June 2, 1997, a subsidiary company wholly-owned by Green merged with and into Conrail. In the merger, all Conrail shares not already owned by Green, the Company and NSC were converted into the right to receive $115 cash per share and the remaining Conrail shares were cancelled. The Company's joint press release with NSC announcing the completion of the merger is included as Exhibit 99.2 hereto and is incorporated herein by reference.

     The Company entered into a $2,500,000,000 Amended and Restated Credit Agreement, dated as of May 20, 1997, among the Company, the lenders parties thereto, Bank of America National Trust and Savings Association and Nationsbank, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent. The Amended and Restated Credit Agreement is included as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               The following exhibits are filed as a part of this report.

                10.1 Amended and Restated Credit Agreement, dated as of May 20, 1997, among the Company, the lenders parties thereto, Bank of America National Trust and Savings Association and Nationsbank, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent.

                15.1 Awareness letter of Price Waterhouse LLP, Independent Accountants.

                23.1      Consent   of   Price   Waterhouse   LLP,   Independent
                          Accountants.

                99.1 Joint press release issued by the Company and NSC on May 27, 1997.

                99.2 Joint press release issued by the Company and NSC on June 3, 1997.


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                99.3      The  audited   Consolidated   Statements   of  Income,
                          Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows of Conrail for each of the years in the three-year period ended
                          December  31,  1996,  and  the  Consolidated   Balance
                          Sheets of Conrail at December 31, 1996 and December 31, 1995.

                99.4 The unaudited Condensed Consolidated Statements of Income and Condensed Consolidated Statements of Cash Flows of Conrail for each of the quarters ended March 31, 1997 and 1996, and the Condensed Consolidated Balance Sheets of Conrail at March 31, 1997 and December 31, 1996.

                99.5 Pro forma condensed consolidated financial statements of the Company as of and for the fiscal quarter ended March 28, 1997 and the fiscal year ended December 27, 1996, adjusted to reflect its acquisition of an interest in Conrail.
































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                                          Signature

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               CSX CORPORATION

                                               By:  /s/ MARK G. ARON
                                                    Mark G. Aron
                                                    Executive Vice President -
                                                       Law and Public Affairs

Date:  June 4, 1997






































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                                         EXHIBIT LIST


Exhibit                                   Description




   10.1 Amended and Restated Credit Agreement, dated as of May 20, 1997, among the Company, the lenders parties thereto, Bank of America National Trust and Savings Association and Nationsbank, N.A., as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent.

   15.1     Awareness letter of Price Waterhouse LLP, Independent Accountants.

   23.1     Consent of Price Waterhouse LLP, Independent Accountants.

   99.1     Joint press release issued by the Company and NSC on May 27, 1997.

   99.2     Joint press release issued by the Company and NSC on June 3, 1997.

   99.3 The audited Consolidated Statements of Income, Consolidated Statements of Stockholders' Equity and Consolidated Statements of Cash Flows of Conrail for each of the years in the three-year period ended December 31, 1996, and the Consolidated Balance Sheets of Conrail at December 31, 1996 and December 31, 1995.

   99.4 The unaudited Condensed Consolidated Statements of Income and Condensed Consolidated Statements of Cash Flows of Conrail for each of the quarters ended March 31, 1997 and 1996, and the Condensed Consolidated Balance Sheets of Conrail at March 31, 1997 and December 31, 1996.

   99.5 Pro forma condensed consolidated financial statements of the Company as of and for the fiscal quarter ended March 28, 1997 and the fiscal year ended December 27, 1996, adjusted to reflect its acquisition of an interest in Conrail.


















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